Valued Advisers Trust

Foundry Partners Fundamental Small Cap Value Fund

Supplement to the Prospectus dated February 28, 2023

Supplement dated June 7, 2023

Change of Fund Name. Effective July 7, 2023, the Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) will be known as the Foundry Partners Small Cap Value Fund. All references to the Fund name in the Prospectus and Statement of Additional Information are revised accordingly as of July 7, 2023. There are no changes to the Fund’s investment objective, investment strategy, or operations.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus without charge by calling the Fund at (800) 247-1014.